UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05984

The New Ireland Fund, Inc.
 (Exact name of registrant as specified in charter)

One Boston Place
201 Washington St. 36th Floor
Boston, MA 02108
 (Address of principal executive offices) (Zip code)

KBI Global Investors (North America) Ltd.
One Boston Place
201 Washington St. 36th Floor
Boston, MA 02108
(Name and address of agent for service)

1-800-468-6475
Registrant's telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period: April 30, 2017

Item 1. Reports to Stockholders.

Managed Distribution Policy: The Board of Directors (the “Board”) of The New Ireland Fund, Inc. (the “Fund”) has authorized a managed distribution policy to pay quarterly distributions at an annual rate, set once a year, that is a percentage of the Fund’s net asset value (“NAV”) at May 31. With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other information required by the Fund’s managed distribution policy exemptive order. The Board may amend or terminate the managed distribution policy at any time without prior notice to shareholders. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s managed distribution policy.

Distribution Disclosure Classification: The Fund’s policy is to provide investors with a stable distribution rate. Each quarterly distribution will be paid out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax rules, the amount applicable to the Fund and the character of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. Dollar and the currencies in which the Fund’s assets are denominated, and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, October 31. Under Section 19 of the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which the Fund’s assets are denominated.

The distributions for the six months ended April 30, 2017 consisted of 100% net realized long-term capital gains.

In February 2017, a Form 1099-DIV was sent to shareholders, which stated the amount and composition of distributions and provided information with respect to their appropriate tax treatment for the 2016 calendar year.

Letter to Shareholders

Dear Stockholder,

We are pleased to provide the Semi-Annual Report for The New Ireland Fund, Inc. (the “Fund”) for the six months ended April 30, 2017.

The first six months of this fiscal year have been positive for Irish equities. For the 6 months ended April 30, 2017, the Fund’s net asset value (“NAV”) increased 16.6%, slightly behind the Fund’s benchmark, the MSCI All Ireland Capped Index (“MSCI”), which was up 17.1%, and slightly ahead of the broad Irish Stock Market Index (“ISEQ”), which was up 16.3%.

When compared to other peer global indices, the MSCI generally held its own over the period, with strong absolute performance as mentioned above. When compared to the S&P 500 Index, the MSCI outperformed by 4% over the 6 month period. The US dollar strengthened marginally during the period versus the Euro, increasing 1.02% This has had a slight negative effect on returns for the US investor.

The Irish economy continues to perform well. The economy as measured by GDP grew by 6.6% in 2016; and is forecast to grow by 4.1% in 2017. GNP, which grew by 10.1% in 2016, is expected to increase by a more modest 4.1% in the current year. We continue to see a strengthening in the domestic economy with investment and consumption playing a more central role and increased activity in the construction sector.

2016 saw a number of significant challenges emerge for the Irish economy. The implications of Brexit will most certainly have negative consequences for the economy and we await more clarification on the policy agenda of the Trump administration which will be important for international markets. Despite these hurdles, economic activity for Ireland’s main trading partners is quite positive in the near to medium term.

In Irish politics, as expected, Enda Kenny stood down as leader of Fine Gael at the end of May and was succeeded by Leo Varadkar as the new leader of Fine Gael and Taoiseach of Ireland. Mr Varadkar is widely respected across the country and expected to drive the next stage of Ireland’s growth over coming years.

As recently announced, the Fund has completed a tender offer under which it repurchased 1,601,285 of the Fund’s issued and outstanding shares for cash at a price of $14.70 per share, which was equal to 98% of the Fund’s net asset value per share as of the close of regular trading on the New York Stock Exchange on May 8, 2017. The tender offer is part of the Fund’s ongoing process of considering actions that may be taken to enhance shareholder value and to address the discount at which shares have tended to trade.

Our detailed comments regarding the Irish economy, market and Fund performance follows in our Management Discussion and Analysis. Please do not hesitate to let us know if you have questions or concerns. We would encourage you to visit our website at www.newirelandfund.com for daily price information, fund documents as well as investment updates. We thank you for investing with us and we look forward to our continued relationship.

Sincerely,

Margaret Duffy Chair of the Board June 20, 2017	Sean Hawkshaw Director & President June 20, 2017

Important Information Concerning Management Discussion and Performance and Analysis

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of April 30, 2017. The views expressed in the Management Discussion and Analysis section (the “MD&A”) are those of the Fund’s portfolio manager and are subject to change without notice. They do not necessarily represent the views of KBI Global Investors (North America) Ltd. The MD&A contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The Fund may buy, sell, or hold any security discussed herein, on the basis of factors described herein or the basis of other factors or other considerations. Fund holdings will change.

Performance quoted represents past performance and does not guarantee or predict future results.

Management Discussion and Analysis (as of April 30, 2017)

Over the most recent fiscal quarter, the Fund’s net asset value (“NAV”) per share increased by 9.2% in U.S. Dollar terms1 to $14.58, as compared to the MSCI Ireland All Capped Index (“MSCI”) which returned 9.5% over the period. For the 6 months ended April 30, 2017, the Fund’s NAV returned 16.6%, slightly behind the comparable MSCI return of 17.1%.

Irish Economic Review

The Irish economy continues to grow strongly, with Irish GDP growing by 6.6% in 2016. Irish GNP, which is arguably a more accurate measure as it essentially strips out the impact of profit repatriations by multinational corporations, grew by an even faster rate of 10.1%. Both measures grew by similar magnitudes in both Q3 and Q4 2016. However, as outlined in previous reports, GDP and GNP statistics for Ireland have become somewhat misleading. Although the statistics are correct, we believe that GDP and GNP are no longer as useful as they once were in measuring the real change of activity in an economy, such as Ireland’s, which is very open to international capital flows of many kinds. Fortunately, there are a range of other indicators which we believe can be used to evaluate the strength of the economy.

Retail sales in Ireland continue to show solid growth, but the growth rate fell to much more modest levels in recent months. That is not particularly surprising, however, when we consider the very high rate of growth seen

[1]	All returns are in US dollars unless stated otherwise

previously, combined with the heightened economic uncertainty experienced since the UK’s decision to leave the European Union. Consumer confidence is at a high level, but has flattened out in recent months. As with retail sales, this is most likely not a particular cause for concern, given the very high absolute level of confidence in any case.

The pattern of business confidence is somewhat different to that seen in consumer confidence. Business confidence fell quite sharply in the immediate run-up to, and the aftermath of, the UK electorate’s vote to leave the European Union. But, after a drop in July immediately after the UK referendum result, it has recovered quite well and is now at much the same level as seen in 2015, for example. This is likely to have happened as a result of improved economic growth and sentiment outside Ireland.

There continues to be a steady trend downwards in unemployment, as measured by the “live register”. The number of unemployed on this measure has fallen from a peak of 449,000 in August of 2011 to 267,000 in April of this year. The unemployment rate has also declined and stands at 6.2%, down from a peak of 14.9%. Ireland’s unemployment rate is now substantially below the Eurozone average which stands at 8% - ranging from 3.4% in the Czech Republic to 23.1% in Greece. The detail of the employment statistics continues to be encouraging, with most new jobs being full-time/permanent rather than temporary, and with job growth being well diversified across a range of sectors.

Credit to households and non-financial corporations continued to contract, as repayments exceeded new lending. The annual rate of change in loans to households, excluding mortgages, was -11.6% in March, in a pattern that has been in place for several years now while the economy deleverages. Mortgage lending was the least weak category, but still declined by 0.8% in year-on-year terms. Lending to the non-financial corporate sector declined by 3.8% over the same period. The overall pattern is that while growth remains quite strong, it is certainly not being financed by debt. Both the corporate sector and the household sector continue to reduce their indebtedness, as they have done continuously since 2009.

The government deficit as measured by the “General Government Balance”, a standardized EU measure, was about 0.9% GDP in 2016, a one percent of GDP improvement relative to 2015. For 2017, we expect that there will be small deficit of perhaps one quarter of one percent of GDP. The debt/GDP ratio is estimated to have peaked in 2013, at about 120%, and we estimate it stood at 76% by the end of 2016 - though this actually overstates the real level of indebtedness as it excludes very large cash balances. The huge increase in GDP has the mathematical impact of reducing the debt to GDP and deficit to GDP ratios.

The 2017 Budget, announced in October, contained a package of tax cuts and (mostly) expenditure increases that was broadly in line with expectations, and somewhat more expansionary than many economists would have wished. Still, the deficit is low by international standards, and the Irish Government forecasts that the deficit will be entirely eliminated by 2019.

“Brexit”

The decision of the UK electorate to vote to leave the European Union may have significant ramifications for the Irish economy. The UK is likely to exit the customs union and the Single Market (Single Market rules require the free movement from one EU member country to another of goods, people, services and capital), as well as the European Union itself. This is the least welcome option for Ireland, as it means that there will have to be customs controls and checks on the land border between the Republic of Ireland and Northern Ireland, which could be quite disruptive to trade between the two parts of the island. It also, of course, means that tariffs and other trade barriers will apply to trade between the Republic and the UK as a whole, again a disruptive negative to exports and supply chains.

Some small parts of the Irish economy may gain (financial services in particular) but the overall impact will be negative. The scale of the negative impact is such that it is likely to be noticeable, but not dramatic. We estimate that growth may be in the region of 0.5% lower per year, which is relatively modest in the context of an economy that is most likely growing at a rate of more than 5% per annum.

For 2017, the Central Bank of Ireland is forecasting GDP growth of 3.5% as capital spending rebounds somewhat but consumer spending comes under pressure from the uncertainty surrounding Brexit. We believe that these forecasts are somewhat overcautious and expect stronger growth, in the region of 5%, although we recognize that risks remain elevated given the Brexit situation.

Equity Market Review

The performance of the MSCI All Ireland Capped Index compared to peer global indices is summarized below.

Market Index	3 Months ended April 30, 2017 (% return)		6 Months Ended April 30, 2017 (% return)		12 Months ended April 30, 2017 (% return)
	Local	USD $	Local	USD $	Local	USD $
IRELAND SE OVERALL (ISEQ)	8.2	9.0	17.1	16.3	12.9	7.3
MSCI ALL IRELAND CAPPED $	8.7	9.5	17.8	17.1	12.6	7.1
S&P 500 COMPOSITE	5.2	5.2	13.3	13.3	17.9	17.9

Market Index	3 Months ended April 30, 2017 (% return)		6 Months Ended April 30, 2017 (% return)		12 Months ended April 30, 2017 (% return)
	Local	USD $	Local	USD $	Local	USD $
NASDAQ COMPOSITE	8.0	8.0	17.2	17.2	28.2	28.2
FTSE 100	2.9	5.8	5.6	11.9	20.0	6.0
TOPIX	1.6	2.6	11.2	4.8	16.7	12.1
EURO STOXX 50	11.0	11.9	17.9	17.1	22.1	16.0
DAX 30 PERFORMANCE	7.8	8.6	16.6	15.9	23.9	17.8
FRANCE CAC 40	11.5	12.3	17.8	17.0	23.2	17.1
AEX INDEX (AEX)	10.5	11.3	16.7	15.9	22.5	16.5
FTSE 250	9.0	12.1	13.2	20.0	20.0	6.0

Note-Indices are total gross return

*	Source: Datastream

Equity markets rose strongly during the most recent fiscal quarter, with a gain of 4.9% for the MSCI World Index in euro terms. Emerging markets, followed by Europe, were the strongest regional markets, while Japan and the UK were the weakest. Ireland generally held its own over the quarter, with a strong absolute performance which was ahead of US indices, but lagged the broad European indices slightly. In terms of sector performance, IT (where Ireland is extremely light in terms of listed companies) was the best performing sector followed by Healthcare, while Energy was – by some distance – the weakest. Global economic data, and especially business sentiment surveys, were particularly strong during the quarter, and this appears to have been one of the primary drivers of the gains in the equity markets. European economic data was particularly strong. European bonds were weak, falling by 2.3% for the BAML over 5-year Eurozone Sovereign Bond Index and 3.5% for the BAML over 10-year Eurozone Sovereign Bond Index, both affected by the strength of the economy. Irish bonds were equally affected.

Politics continued to dominate investor concerns as President Trump started the year with a series of executive orders, increasing the risk premium in markets. His failure to get his healthcare reform bill through Congress also raised concerns over his economic reforms. The UK started formal proceedings to leave the European Union. UK Prime Minister Theresa May plans for a hard ‘Brexit’, and has set the stage for long negotiations with the EU. European elections in Austria and the Netherlands rejected anti-euro politicians, perhaps indicating that the breakup of the Eurozone may not be as imminent as some scaremongers predicted. The French Presidential election resulted in an equally positive outcome.

Despite a sluggish start to the fiscal year, the Fund produced a strong return for the 6 months ended April 30, 2017. Performance was driven mainly by individual stock returns rather than a macro top down driver. Brexit has remained an overhang on the Irish market since last summer and the outcome of the US Presidential election has added further uncertainty and raised more questions for Ireland’s outlook. However, there are also opportunities and the bottom up strength of earnings growth from Irish companies over the period has helped propel stocks higher once again.

Major Fund stock capital moves over the 6 months to April 30, 2017 (in US dollar terms)

Strongest % move		Weakest % move
Amryt Pharma	+71%	Malin Corporation	-18%
Hostelworld Group	+58%	Greencore Group	-10%
Kingspan Group	+43%	Green REIT	0%
Origin Enterprises	+36%	Applegreen	+3%
Ryanair Holdings	+26%	OneFiftyone Plc	+5%

Highlights regarding some of the significant contributors to the Fund’s performance over the 6 month period are detailed below:

Amryt Pharma: Amryt, the Orphan drug company, is a relatively illiquid security that has seen relatively flat share price movements since its IPO. The stock reacted extremely favorably to its results announcement for the period ending March 2017. The announcement also included regulatory updates on prior acquisitions and announcement of a commercial licensing deal for an established US product for distribution across Europe and certain other regions including the Middle East and North Africa.

Hostelworld Group: The stock reacted very favorably to a strong and reassuring set of results released for the period ending March 2017. The company had suffered a setback in early 2016 with a drop in bookings post terrorism events in certain European cities. This has since abated materially and the company has continued to trade very well. The company also announced a very attractive dividend payment.

Kingspan Group: The stock price has benefitted from a generally favorable outlook for construction stocks and hopes for increased construction and infrastructure spending which has helped the sector. At a company specific level the company has announced yet another strong earnings release accompanied by analyst upgrades.

Origin Enterprises: A reassuring earnings release and an accompanying ‘relief rally’ in the share price has resulted in strong accumulation in the share price over the period. The company retains a large exposure to the UK where, despite concerns over Brexit, the company has seen no negative effects to date.

Ryanair Holdings: The stock continues to trade strongly reaching new record highs. Ryanair continue to execute extremely well as witnessed in yet another strong earnings release. They continue to expand into new countries and routes and remain positive on the continued growth potential for the company.

Malin Corporation: The company is a relatively illiquid stock that tends to react to news flow and earnings updates. A relatively quiet period for the name resulting in the stock price drifting lower rather than reflecting any negative news.

Greencore Group: The company results were in line with expectations and reassuring in terms of the fundamental outlook for the business. The negative stock price reflects a reaction to news that a key client, Tyson Foods, themselves have purchased a specialist food manufacturer. This led to a market reaction and concern that as a result Greencore could lose their existing manufacturing contracts with Tyson from their recently acquired Peacock subsidiary in the USA.

Global Market Outlook

We remain broadly positive on the outlook for global equity markets. For many years, global central banks and their low interest rates and liquidity have been singled out as the driving force for market returns. We expect that the next stage will see central banks take a step backwards as we believe market direction will be driven by stronger and more sustained global economic growth and more importantly by stronger earnings and dividend growth. While remaining ‘glass half full’ on the outlook from here, we reiterate that this now eight-year-old bull market is a hurdle race rather than an easy sprint. To date, investors have overcome each successive hurdle and in many cases, not without much fretting. For coming quarters, some hurdles that lie ahead for us to monitor and negotiate include:

●	Brexit negotiations will drag on for many months

●	The Trump administration’s policy agenda will be front and center over the summer. Next up: tax cuts and infrastructure spending – both very important for markets.

●	President Trump has so far taken little or no action against countries that he views as trading unfairly with the US, including China and Mexico. Will this change?

●	The US Federal Reserve is likely to continue to raise interest rates, which is normally a negative for markets.

●	Inflation is picking up globally. While under control so far, an ‘inflation scare’ would certainly unnerve bond markets.

●	A sudden unexpected slowdown in global growth is certainly not what we expect but can’t be ruled out.

Irish Market Outlook

Despite political clouds overhanging from Brexit and potential changes to US policy, we remain confident that for 2017, corporate earnings growth will be a meaningfully strong driver of market returns . In our view, more confidence in earnings growth should also help drive the market towards a preference for value oriented stocks and more cyclical sectors. We believe that Ireland should do well in this scenario.

Ireland’s growth story is still stronger than most and from a stock-market point of view, continues to have attractive valuations and earnings growth that is stronger than many other markets. We believe corporate activity should be stronger during coming quarters and expect some IPO’s such as Allied Irish Bank which will provide further attractive investment opportunities for the Fund.

In our opinion, the corporate sector is in good health, with plenty of cash on its balance sheet and relatively little debt. We expect continued M&A activity and, if shares become too cheap, companies themselves may do more aggressive share buy-backs of their own stock.

For the portfolio, we remain confident. We continue to favor stocks with strong cash flows, attractive balance sheets and strong and well managed businesses.

Noel O’Halloran,
Chief Investment Officer,
KBI Global Investors (North America) Ltd
June 20 2017

Investment Summary (unaudited)

Total Return (%)
	Market Value (a)		Net Asset Value (a)
	Cumulative	Average Annual (b)	Cumulative	Average Annual (b)
Six Months	24.03	24.03	16.56	16.56
One Year	13.38	13.38	5.17	5.17
Three Year	34.01	10.25	22.53	7.01
Five Year	134.23	18.56	115.90	16.64
Ten Year	6.28	0.61	11.43	1.09

	Per Share Information and Returns										Six Months Ended April 30, 2017
	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016
Net Asset Value ($)	30.95	10.18	8.20	7.70	8.45	9.59	14.24	14.17	16.31	13.04	14.58
Income Dividends ($)	(0.24)	(0.36)	(0.33)	—	(0.06)	(0.02)	—	(0.07)	—	(0.16)	—
Capital Gain Distributions ($)	(2.40)	(4.86)	(2.76)	—	—	—	—	(0.30)	(1.13)	(2.06)	(0.52)
Total Return (%) (a)	2.88	(58.62)	26.91	(6.10)	10.69	13.82	48.49	2.39	25.09	(5.66)	16.56(b)

Notes

(a)
Total Market Value returns reflect changes in share market prices and assume reinvestment of dividends and capital gain distributions, if any, at the price obtained under the Divident Reinvestment and Cash purchase Plan (the “Plan”). Total Net Asset Value returns reflect changes in share net asset value and assume reinvestment of dividends and capital gain distributions, if any, at the price obtained under the Plan. For more information with regard to the plan, see page 24.

(b)	Periods less than one year are not annualized.

Past results are not necessarily indicative of future performance of the Fund.

Portfolio by Market Sector as of April 30, 2017
(Percentage of Net Assets) (unaudited)

Top 10 Holdings by Issuer as of April 30, 2017 (unaudited)

Holding	Sector	% of Net Assets
CRH PLC	Construction Materials	22.95%
Ryanair Holdings PLC	Airlines	16.15%
Paddy Power Betfair PLC	Hotels, Restaurants & Leisure	9.32%
Kingspan Group PLC	Building Products	4.78%
Dalata Hotel Group PLC	Hotels, Restaurants & Leisure	4.45%
Bank of Ireland (The)	Banks	4.17%
Smurfit Kappa Group PLC	Containers & Packaging	4.15%
Glanbia PLC	Food Products	4.13%
Total Produce PLC	Food & Staples Retailing	3.74%
Greencore Group PLC	Food Products	3.03%

The New Ireland Fund, Inc.
Portfolio Holdings (unaudited)

April 30, 2017	Shares	Value (U.S.) (Note A)
COMMON STOCKS (98.09%)
COMMON STOCKS OF IRISH COMPANIES (93.56%)

Airlines (16.15%)
Ryanair Holdings PLC *	559,576	$9,722,269
Ryanair Holdings PLC - Sponsored ADR*	30,956	2,845,785
		12,568,054
Banks (4.17%)
Bank of Ireland (The) *	12,894,065	3,244,514

Building Products (4.78%)
Kingspan Group PLC	106,996	3,722,051

Construction Materials (22.95%)
CRH PLC	489,625	17,853,856

Containers & Packaging (4.15%)
Smurfit Kappa Group PLC	120,526	3,228,398

Equity Real Estate Investment Trusts (REITs) (2.03%)
Green, REIT, PLC	1,060,464	1,576,799

Food & Staples Retailing (3.74%)
Total Produce PLC	1,319,290	2,907,261

Food Products (10.39%)
Glanbia PLC	164,684	3,214,676
Greencore Group PLC	798,342	2,357,553
Kerry Group PLC, Series A	27,533	2,249,979
Origin Enterprises PLC	32,506	263,796
		8,086,004
Health Care Providers & Services (0.57%)
UDG Healthcare PLC	45,583	441,023

Hotels, Restaurants & Leisure (13.76%)
Dalata Hotel Group PLC *	642,664	3,458,269
Paddy Power Betfair PLC	65,051	7,248,990
		10,707,259
Industrial Conglomerates (3.21%)
DCC PLC	7,313	675,340
One Fifty One PLC *	1,058,643	1,822,026
		2,497,366
Internet & Catalog Retail (1.31%)
Hostelworld Group PLC	257,121	1,019,499

See Notes to Financial Statements.

The New Ireland Fund, Inc.
Portfolio Holdings (unaudited) (continued)

April 30, 2017	Shares	Value (U.S.) (Note A)
COMMON STOCKS (continued)

Life Sciences Tools & Services (0.92%)
Malin Corp PLC *	66,330	$715,308

Marine (2.50%)
Irish Continental Group PLC - UTS	337,430	1,948,083

Media (0.20%)
Independent News & Media PLC *	1,075,911	152,359

Pharmaceuticals (0.63%)
Amryt Pharma PLC *	1,804,917	491,524

Professional Services (0.21%)
CPL Resources PLC	25,164	163,097

Specialty Retail (1.89%)
Applegreen PLC	284,671	1,469,838

TOTAL COMMON STOCKS OF IRISH COMPANIES
(Cost $52,256,338)		72,792,293

COMMON STOCKS OF FRENCH COMPANIES (4.53%)

Building Products (3.03%)
Cie de St-Gobain	43,591	2,352,818

Multi-Utilities (1.50%)
Veolia Environnement SA	61,552	1,169,329

TOTAL COMMON STOCKS OF FRENCH COMPANIES
(Cost $3,032,495)		3,522,147

TOTAL COMMON STOCKS
(Cost $55,288,833)		$76,314,440

TOTAL INVESTMENTS (98.09%)
(Cost $55,288,833)		76,314,440
OTHER ASSETS AND LIABILITIES (1.91%)		1,485,048
NET ASSETS (100.00%)		$77,799,488

*	Non-income producing security.
ADR –	American Depositary Receipt traded in U.S. dollars.
REIT –	Real Estate Investment Trust
UTS –	Units

See Notes to Financial Statements.

The New Ireland Fund, Inc.
Statement of Assets and Liabilities (unaudited)

April 30, 2017

ASSETS:
Investments at value (Cost $55,288,833) See accompanying schedule	U.S.	$76,314,440
Cash		559,639
Foreign Currency (Cost $299,988)		306,845
Dividends receivable		541,773
Prepaid expenses		273,114
Total assets	U.S.	$77,995,811

LIABILITIES:
Investment advisory fee payable (Note B)	U.S.	$38,983
Printing fees payable		32,950
Accrued legal fees payable		29,264
Accrued audit fees payable		20,949
Administration fee payable (Note B)		16,724
Directors' fees and expenses payable		9,147
Custody fees payable		8,094
Accrued expenses and other payables		40,212
Total liabilities		196,323

NET ASSETS	U.S.	$77,799,488

AT APRIL 30, 2017 NET ASSETS CONSISTED OF:
Common Stock, U.S. $.01 Par Value - Authorized 20,000,000 Shares Issued and Outstanding 5,337,618	U.S.	$53,376
Additional paid-in capital		55,593,175
Accumulated Net Investment Loss		(315,201)
Accumulated Net Realized Gain		1,423,645
Net Unrealized Appreciation of Securities, Foreign Currency and Net Other Assets		21,044,493
TOTAL NET ASSETS	U.S.	$77,799,488

NET ASSET VALUE PER SHARE
(Applicable to 5,337,618 outstanding shares)
(authorized 20,000,000 shares)
(U.S. $77,799,488 ÷ 5,337,618)	U.S.	$14.58

See Notes to Financial Statements.

The New Ireland Fund, Inc.
Statement of Operations

				For the Six Months Ended April 30, 2017 (unaudited)

INVESTMENT INCOME
Dividends			U.S.	$592,191
Less: Foreign taxes withheld				(7,906)
TOTAL INVESTMENT INCOME				584,285

EXPENSES
Investment advisory fees (Note B)	U.S.	$229,025
Directors’ fees		103,312
Excise tax expense		76,189
Administration fees (Note B)		59,901
Legal fees		46,936
Printing and mailing expenses		44,038
Compliance fees		36,582
Investor Services fees		21,775
Audit fees		21,449
Insurance premiums		19,083
Custodian fees (Note B)		16,194
Transfer agent fees		9,525
NYSE listing fees		8,547
Other expenses		27,086
TOTAL EXPENSES				719,642
NET INVESTMENT LOSS			U.S.	$(135,357)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Realized gain/(loss) on:
Securities transactions		651,286
Foreign currency transactions		(12,130)
Net realized gain on investments and foreign currency during the period				639,156
Net change in unrealized appreciation of:
Securities		10,470,795
Foreign currency and net other assets		23,069
Net unrealized appreciation of investments and foreign currency during the period				10,493,864
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY				11,133,020

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS			U.S.	$10,997,663

See Notes to Financial Statements.

The New Ireland Fund, Inc.
Statement of Changes in Net Assets

		Six Months Ended April 30, 2017 (unaudited)		Year Ended October 31, 2016

OPERATIONS:
Net investment loss	U.S.	$(135,357)	U.S.	$(318,048)
Net realized gain on investments and foreign currency transactions		639,156		8,573,993
Net unrealized appreciation/(depreciation) of investments, foreign currency holdings and net other assets		10,493,864		(13,224,675)
Net increase/(decrease) in net assets resulting from operations		10,997,663		(4,968,730)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income		—		(819,264)
Net realized gains		(2,783,034)		(10,638,199)
Total distributions		(2,783,034)		(11,457,463)

CAPITAL SHARE TRANSACTIONS:
Value of 0 and 302,426 shares issued, respectively, to shareholders in connection with a stock distribution (Note E)		—		3,910,755
Net increase in net assets resulting from capital share transactions		—		3,910,755
Total Increase/(decrease) in net assets		8,214,629		(12,515,438)

NET ASSETS
Beginning of period		69,584,859		82,100,297
End of period (Including accumulated net investment (loss) of $(315,201) and $(179,844), respectively)	U.S.	$77,799,488	U.S.	$69,584,859

See Notes to Financial Statements.

The New Ireland Fund, Inc.
Financial Highlights (For a Fund share outstanding throughout each period)

	Six Months Ended April 30, 2017 (unaudited)
				Year Ended October 31,
				2016	2015	2014	2013	2012
Operating Perfermance:
Net Asset Value, Beginning of Period	U.S.	$13.04		$16.31	$14.17	$14.24	$9.59	$8.45
Net Investment Income/(Loss)		(0.03)		(0.06)	0.21	(0.04)	0.11	(0.04)
Net Realized and Unrealized Gain/(Loss) on Investments		2.09		(0.88)	3.06	0.34	4.51	1.11
Net Increase/(Decrease) in Net Assets Resulting from Investment Operations		2.06		(0.94)	3.27	0.30	4.62	1.07
Distributions to Shareholders from:
Net Investment Income		—		(0.16)	—	(0.07)	—	(0.02)
Net Realized Gains		(0.52)		(2.06)	(1.13)	(0.30)	—	—
Total from Distributions		(0.52)		(2.22)	(1.13)	(0.37)	—	(0.02)
Anti-Dilutive/(Dilutive) Impact of Capital Share Transactions		—		(0.11) (a)	—	—	0.03 (b)	0.09 (c)
Net Asset Value, End of Period	U.S.	$14.58		$13.04	$16.31	$14.17	$14.24	$9.59
Share Price, End of Period	U.S.	$13.86		$11.65	$13.60	$12.25	$12.40	$8.84
Total NAV Investment Return (d)		16.56	%(e)	(5.66)%	25.09%	2.39%	48.49%	13.82%
Total Market Investment Return (f)		24.03	%(e)	1.08%	20.66%	1.65%	40.27%	16.50%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, End of Period (000’s)	U.S.	$77,799		$69,585	$82,100	$71,357	$71,684	$49,468
Ratio of Net Investment Income/(Loss) to Average Net Assets		(0.37	)%(g)	(0.41)%	1.33%	(0.26)%	0.95%	(0.39)%
Ratio of Operating Expenses to Average Net Assets		1.99	%(g)	1.78%	1.68%	1.68%	2.05%	2.66%
Portfolio Turnover Rate		6	%(e)	22%	47%	29%	35%	21%

(a)	Amount represents $0.11 per share impact for new shares issued as Capital Gain Stock Distribution.
(b)	Amount represents $0.03 per share impact for shares repurchased by the Fund under the Share Repurchase Program.
(c)
Amount represents $0.09 per share repurchased by the Fund. $0.09 per share impact represents $0.06 for shares repurchased under the Share Repurchase Program and $0.03 per share impact related to the Tender Offer, which was completed in June, 2012

(d)	Based on share net asset value and reinvestment of distributions at the price obtained under the Dividend Reinvestment and Cash Purchase Plan.
(e)	Periods less than one year are not annualized.
(f)	Based on share market price and reinvestment of distributions at the price obtained under the Dividend Reinvestment and Cash Purchase Plan.
(g)	Annualized.

See Notes to Financial Statements.

The New Ireland Fund, Inc.
Notes to Financial Statements (unaudited)

The New Ireland Fund, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on December 14, 1989 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is long-term capital appreciation through investment primarily in equity securities of Irish companies. The Fund is designed for U.S. and other investors who wish to participate in the Irish securities markets. In order to take advantage of significant changes that have occurred in the Irish economy and to advance the Fund’s investment objective, the investment strategy now has a bias towards Ireland’s growth companies.

Under normal circumstances, the Fund invests at least 80% of its total assets in Irish equity and fixed income securities. At least 65% of the Fund’s total assets will be invested in equity securities of issuers organized under the laws of Ireland (“Irish Companies”). Accordingly, the Fund’s assets invested in equity securities of Irish Companies may include investments in Companies that are organized in Ireland, but have limited business activities in Ireland. The remaining 20% of the Fund’s assets may be invested in other types of securities, including equity and debt securities of issuers from throughout the world regardless of whether such issuers are or may be affected by developments in the Irish economy or Ireland’s international economic relations. The Fund may invest up to 25% of its assets in equity securities that are not listed on any securities exchange.

To the extent the Fund invests in Irish Companies that have limited business activities in Ireland, or in non-Irish companies that have no economic ties to Ireland, its performance may diverge, perhaps materially, from the performance of the Irish economy and securities markets, and the Fund may be exposed to the risks of countries in which these companies are located or have their principal business activities.

The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Amendments to the Scope, Measurements, and Disclosure Requirements applicable to Investment Companies.

A. Significant Accounting Policies:

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation: Securities listed on a stock exchange for which market quotations are readily available are valued at the closing prices on the date of valuation, or if no such closing prices are available, at the last bid price quoted on such day. If there are no such quotations available for the date of valuation, the last available closing price will be used. The value of securities and other assets for which no market quotations are readily available, or whose values have been materially affected by events occurring before the Funds’ pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the Board of Directors to represent fair value. Short-term securities that mature in 60 days or less may be valued at amortized cost.

The New Ireland Fund, Inc.
Notes to Financial Statements (unaudited) (continued)

Fair Value Measurements: As described above, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. Generally Accepted Accounting Principles (“GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

At the end of each fiscal quarter, management evaluates the Level 2 and Level 3 assets and liabilities, if any, for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and Level 2 assets and liabilities on quarterly basis for changes in listing or delistings on national exchanges.

The New Ireland Fund, Inc.
Notes to Financial Statements (unaudited) (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of levels are recognized at market value at the end of period. The summary of inputs used to value the Fund’s net assets as of April 30, 2017 is as follows:

	Total Value at 04/30/17	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Investments in Securities
Common Stocks*
Industrial Conglomerates	$1,822,026	$—	$1,822,026	$—
Other Industries	74,492,414	74,492,414	—	—
Total Investments ^	$76,314,440	$74,492,414	$1,822,026	$—

*	See Portfolio Holdings detail for country breakout.
^	Investments are disclosed individually on the Portfolio Holdings.

At the end of the six-month period ended April 30, 2017, investments with a total aggregate value of $1,674,120 were transferred from Level 2 to Level 1 because the securities traded on the last day of the quarter.

Dividends and Distributions to Stockholders: The Fund has a managed distribution policy to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized capital gains and return of capital distributions, if necessary, on a quarterly basis. The managed distribution policy is subject to regular review by the Board. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

U.S. Federal Income Taxes: It is the Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and distribute all of its taxable income within the prescribed time. Excise tax of $76,189 was paid during the six month period ended April 30, 2017. No provision for U.S. federal income taxes is currently required for fiscal year end October 2017.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (October 31, 2016, 2015, 2014 and 2013), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Currency Translations: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the spot rate of such currencies against U.S. dollars by obtaining from Interactive Data Corp. each day the current 4:00 pm New York time spot rate and future rate (the future rates are quoted

The New Ireland Fund, Inc.
Notes to Financial Statements (unaudited) (continued)

in 30-day increments) on foreign currency contracts. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on security transactions.

Securities Transactions and Investment Income: Securities transactions are recorded based on their trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention.

Use of Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B. Management Services:

The Fund has entered into an investment advisory agreement (the “Investment Advisory Agreement”) with KBI Global Investors (North America) Ltd. (“KBIGINA”). Under the Investment Advisory Agreement, the Fund pays a monthly fee at an annualized rate equal to 0.65% of the value of the average daily net assets of the Fund up to the first $50 million, 0.60% of the value of the average daily net assets of the Fund over $50 million and up to and including $100 million and 0.50% of the value of the average daily net assets of the Fund on amounts in excess of $100 million. In addition, KBIGINA provides investor services to existing and potential shareholders.

The Fund has entered into an administration agreement (the “Administration Agreement”) with U.S. Bancorp Fund Services, LLC (“USBFS”) as of December 16, 2016. The Fund previously had an Administration Agreement with BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”). The Fund pays USBFS an annual fee payable monthly. During the six-months ended April 30, 2017, the Fund incurred expenses of U.S. $38,795 and $21,106 in administration fees to USBFS and BNY Mellon, respectively.

The Fund has entered into an agreement with U.S. Bank, N.A. to serve as the custodian for the Fund’s assets. During the six-months ended April 30, 2017, the Fund incurred expenses for U.S. Bank, N.A. of U.S. $16,194.

The New Ireland Fund, Inc.
Notes to Financial Statements (unaudited) (continued)

The Fund has entered into a transfer agency and registrar services agreement (the “Transfer Agency and Registrar Services Agreement”) with American Stock Transfer & Trust Company, LLC (“AST”) to serve as transfer agent for the Fund. During the six-months ended April 30, 2017, the Fund incurred expenses for AST of U.S. $9,525.

C. Purchases and Sales of Securities:

The cost of purchases and proceeds from sales of securities for the six-months ended April 30, 2017, excluding U.S. government and short-term investments, aggregated to U.S. $4,035,076 and U.S. $7,896,186, respectively.

D. Components of Distributable Earnings:

At October 31, 2016, the components of distributable earnings on a tax basis were as follow:

Capital Loss Carryforward	Qualified Late Year Losses Deferred	Undistributed Ordinary Income	Undistributed Long-Term Gains	Net Unrealized Appreciations
$—	$(179,844)	$—	$3,567,535	$10,550,617

As of October 31, 2016, the Fund had no capital loss carryforwards.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses (those earned in taxable years beginning after December 22, 2010) may be carried forward indefinitely and must retain the character of the original loss.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation on investments and appreciation, on assets and liabilities in foreign currencies on a tax basis as of April 30, 2017, were as follows:

Total Cost of Investments	Gross Unrealized Appreciation on Investments	Gross Unrealized Depreciation on Investments	Net Unrealized Appreciation on Investments	Net Unrealized Depreciation on Foreign Currency	Net Unrealized Appreciation
$55,288,833	$25,159,485	$(4,133,878)	$21,025,607	$(6,858)	$21,032,465

E. Common Stock

For the six-months ended April 30, 2017, the Fund did not issue any shares. For the year ended October 31, 2016, the Fund issued 302,426 shares in connection with a stock distribution in the amount of $3,910,755.

F. Share Repurchase Program:

In accordance with Section 23(c) of the 1940 Act, the Fund hereby gives notice that it may from time to time repurchase shares of the Fund in the open market at the option of the Board of Directors and upon such terms as the Directors shall determine.

For the six-months ended April 30, 2017 and year ended October 31, 2016 the Fund did not repurchase any of its shares.

The New Ireland Fund, Inc.
Notes to Financial Statements (unaudited) (continued)

G. Market Concentration:

Because the Fund concentrates its investments in securities of Irish Companies, its portfolio may be subject to special risks and considerations typically not associated with investing in a broader range of domestic securities. In addition, the Fund is more susceptible to factors adversely affecting the Irish economy than a comparable fund not concentrated in these issuers to the same extent.

H. Risk Factors:

Investing in the Fund may involve certain risks including, but not limited to, those described below.

The prices of securities held by the Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. The growth-oriented, equity-type securities generally purchased by the Fund may involve large price swings and potential for loss.

Investments in securities issued by entities based outside the Unites States may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transactions costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in developing countries.

I. Subsequent Event:

Management has evaluated the impact of all subsequent events on the Fund through the date the Financial statements were issued, and has determined that there were the following subsequent events:

In accordance with its offer to purchase 30% of its issued and outstanding shares of common stock, which offer expired on May 5, 2017, the Fund accepted 1,601,285 shares for payment on or about May 12, 2017 at $14.70 per share, which is equal to 98% of the Fund’s net asset value per share as of the close of regular trading on the New York Stock Exchange on May 8, 2017. A total of approximately 1,601,285 shares or approximately 30% of the Fund’s issued and outstanding shares of common stock were properly tendered and not withdrawn prior to the expiration of the offer. Consistent with the terms of the offer, on a pro rated basis, approximately 64.75% of the shares properly tendered by each stockholder were accepted for payment. The total net assets of the Fund as of May 12, 2017 was $56,164,470.

On June 13, the Fund announced a change to its managed distribution policy (the “Distribution Policy”). Under the revised Distribution Policy, the Fund pays quarterly distributions at an annual rate, set once a year, that is a percentage of the Fund’s net asset value (“NAV”) at May 31. The Board has determined that the annual rate will be 8% per annum payable in quarterly instalments. The revision was made by the Board in connection with the smaller assets size of the Fund resulting from the Fund’s recent tender offer.

Additional Information (unaudited)

Dividend Reinvestment and Cash Purchase Plan

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”) approved by the Fund’s Board of Directors (the “Directors”), each shareholder will be deemed to have elected, unless American Stock Transfer & Trust Company LLC (the “Plan Agent”) is instructed otherwise by the shareholder in writing, to have all distributions automatically reinvested by the Plan Agent in Fund shares pursuant to the Plan. Distributions with respect to Fund shares registered in the name of a broker-dealer or other nominee (i.e., in “street name”) will be reinvested by the broker or nominee in additional Fund shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Fund shares registered in street names may not be able to transfer those shares to another broker-dealer and continue to participate in the Plan. These shareholders should consult their broker-dealer for details. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by the Plan Agent, as paying agent. Shareholders who do not wish to have distributions automatically reinvested should notify the Fund, in care of the Plan Agent for The New Ireland Fund, Inc.

The Plan Agent will serve as agent for the shareholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s common stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive common stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the New York Stock Exchange, Inc. (“NYSE”), the next preceding trading day. If the net asset value exceeds the market price of Fund shares at such time, participants in the Plan will be deemed to have elected to receive shares of stock from the Fund, valued at market price on the valuation date. If the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan Agent as agent for the participants, will buy Fund shares in the open market, on the NYSE or elsewhere, with the cash in respect of such dividend or distribution, for the participants’ account on, or shortly after, the payment date.

Participants in the Plan have the option of making additional cash payments to the Plan Agent, monthly, in any amount from U.S. $100 to U.S. $3,000, for investment in the Fund’s common stock. The Plan Agent will use all funds received from participants to purchase Fund shares in the open market, at the prevailing market price, on the 15th of each month or the next business day shares are traded if the 15th is a Saturday, Sunday or holiday. Voluntary cash payments must be received by the Plan Agent at least two business days prior to such investment date. To avoid unnecessary cash accumulations and to allow ample time for receipt and processing of voluntary cash payments to the participant’s account, it is suggested that the participants send in voluntary cash payments to be received by the Plan Agent ten days prior to the investment date. Interest will not be paid on any uninvested cash payments. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than forty-eight hours before such payment is to be invested.

Additional Information (unaudited) (continued)

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and U.S. federal tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

In the case of shareholders such as banks, brokers or nominees who hold shares for beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who are participating in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent’s fee for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant’s account will be charged a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends or capital gains distributions. A participant will also pay brokerage commissions incurred in purchases in connection with the reinvestment of dividends or capital gains distributions. A participant will also pay brokerage commissions incurred in purchases from voluntary cash payments made by the participant and a transaction fee of $2.50 (which will be deducted from the participant’s voluntary cash payment investment). Brokerage charges for purchasing small amounts of stock of individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

Participants may sell some or all their shares. This can be done either online at www.amstock.com, via telephone, toll free, at 1-800-243-4353 or by submitting the transaction request form at the bottom of the participant’s statement. Requests received either via the Internet or telephone by 4:00 pm, Eastern time, or via the mail by 12:00 pm, Eastern time, will generally be sold the next business day shares are traded. There is a transaction fee of $15 and $0.10 per share commission on sales of shares.

Neither the Fund nor the Plan Agent will provide any advice, make any recommendations, or offer any opinion with respect to whether or not you should purchase or sell shares or otherwise participate under the Plan. You must make independent investment decisions based on your own judgment and research. The shares held in Plan accounts are not subject to protection under the Securities Investor Protection Act of 1970.

Neither the Fund nor the Plan Agent will be liable for any act performed in good faith or for any good faith omission to act or failure to act, including, without limitation, any claim of liability (i) arising out of failure to terminate a participant’s account, sell stock held in the Plan, deposit certificates or direct registration shares, invest voluntary cash payments or dividends; or (ii) with respect to the prices at which stock is purchased or sold for the participant’s account and the time such purchases or sales are made. Without limiting the foregoing, the Plan Agent will not be liable for any claim made more than 30 days after any instruction to buy or sell stock was given to the Plan Agent.

The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. Federal income tax which may be payable on such dividends or distributions.

Additional Information (unaudited) (continued)

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change sent to all shareholders at least thirty days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent with at least thirty days written notice to all shareholders. All correspondence concerning the Plan should be directed to the Plan Agent for The New Ireland Fund, Inc. in care of American Stock Transfer & Trust Company LLC, P.O. Box 922, Wall Street Station, New York, New York, 10269-0560, telephone number (718) 921-8265.

Fund’s Privacy Policy

The New Ireland Fund, Inc. appreciates the privacy concerns and expectations of its registered shareholders and safeguarding their nonpublic personal information (“Information”) is of great importance to the Fund.

The Fund collects Information pertaining to its registered shareholders, including matters such as name, address, tax I.D. number, Social Security number and instructions regarding the Fund’s Dividend Reinvestment Plan. The Information is collected from the following sources:

●	Directly from the registered shareholder through data provided on applications or other forms and through account inquiries by mail, telephone or e-mail.

●	From the registered shareholder’s broker as the shares are initially transferred into registered form.

Except as permitted by law, the Fund does not disclose any Information about its current or former registered shareholders to anyone. The disclosures made by the Fund are primarily to the Fund’s service providers as needed to maintain account records and perform other services for the Fund’s shareholders. The Fund maintains physical, electronic, and procedural safeguards to protect the shareholders’ Information in the Fund’s possession.

The Fund’s privacy policy applies only to its individual registered shareholders. If you own shares of the Fund through a third party broker, bank or other financial institution, that institution’s privacy policies will apply to you and the Fund’s privacy policy will not.

Portfolio Information

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available (1) by calling 1-800-468-6475 or by emailing investor.query@newirelandfund.com; (2) on the Fund’s website located at http://www.newirelandfund.com; (3) on the SEC’s website at http://www.sec.gov; or (4) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

Additional Information (unaudited) (continued)

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities held by the Fund is available, without charge and upon request, by calling 1-800-468-6475 or by emailing investor.query@newirelandfund.com. This information is also available from the EDGAR database or the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling 1-800-468-6475 or by emailing investor.query@newirelandfund.com, and at http://www.sec.gov.

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The New Ireland Fund, Inc.

Directors and Officers

Margaret Duffy	–	Director and Chair of the Board
David Dempsey	–	Director
Sean Hawkshaw	–	Director and President
Peter J. Hooper	–	Director
Michael A. Pignataro	–	Director
Lelia Long	–	Treasurer
Angela Ter Maat	–	Secretary
Salvatore Faia	–	Chief Compliance Officer

Investment Adviser
KBI Global Investors (North America) Ltd
One Boston Place
201 Washington St,
36th Floor
Boston, MA 02108

Administrator
U.S. Bancorp Fund Services, LLC
811 E Wisconsin Ave
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 N. Rivercenter Dr., MK-WI-5302
Milwaukee, WI 53212

Shareholder Servicing Agent
American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219

Legal Counsel
Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019

Correspondence
All correspondence should be addressed to:
The New Ireland Fund, Inc.
c/o KBI Global Investors (North America) Ltd
One Boston Place
201 Washington Street
36th Floor
Boston, MA 02108

Telephone inquiries should be directed to:
1-800-GO-TO-IRL (1-800-468-6475)
Email inquires should be sent to:
 investor.query@newirelandfund.com
Website address:
 www.newirelandfund.com

IR-SAR 4/17

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 11/01/16-11/30/16	-	-	-	-
Month #2 12/01/16-12/31/16	-	-	-	-
Month #3 01/01/17-01/31/17	-	-	-	-
Month #4 02/01/17-02/28/17	-	-	-	-
Month #5 03/01/17-03/31/17	-	-	-	-
Month #6 04/01/17-04/30/17	-	-	-	-
Total	-	-	-	-

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The New Ireland Fund, Inc.

By (Signature and Title)	/s/ Sean Hawkshaw
Sean Hawkshaw, President

Date	June 26, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Sean Hawkshaw
Sean Hawkshaw, President

Date	June 26, 2017

By (Signature and Title)	/s/ Lelia Long
Lelia Long, Treasurer

Date	June 26, 2017